UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2016

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017
(Address of principal executive offices) (Zip Code)

(614) 757-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition
On April 28, 2016, Cardinal Health, Inc. (the "Company") issued a news release announcing its results for the quarter ended March 31, 2016. A copy of the news release is included as Exhibit 99.1 to this report.
Item 7.01: Regulation FD Disclosure
During a conference call scheduled to be held at 8:30 a.m. Eastern time on April 28, 2016, the Company's Chairman and Chief Executive Officer and Chief Financial Officer will discuss the Company's results for the quarter ended March 31, 2016 and outlook for the fiscal year ending June 30, 2016. The slide presentation for the conference call will be available at ir.cardinalhealth.com. An audio replay of the conference call also will be available at ir.cardinalhealth.com.
Item 9.01: Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	News release issued by the Company on April 28, 2016 announcing third quarter results.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date:	April 28, 2016	By:	/s/ Stuart G. Laws
Stuart G. Laws
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	News release issued by the Company on April 28, 2016 announcing third quarter results.

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